EXHIBIT 99.1

Financial Supplement
The Phoenix Companies, Inc.

December 31, 2015

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	For More Information
JP Morgan	Jimmy Bhullar
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

The Phoenix Companies, Inc.
Transfer Agent and Registrar		Investor Relations
For information or assistance regarding your account, please contact our transfer agent and registrar:		One American Row
The Phoenix Companies, Inc. C/O Computershare		P.O. Box 5056, Hartford, CT 06102-5056
P.O. Box 30170, College Station, TX 77842-3170		Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com
Shareholder Information
Security Listings
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), we use non-GAAP financial measures such as stockholder’s equity, excluding other accumulated OCI, and book value per diluted share, excluding other accumulated OCI, both of which eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Stockholder’s equity and book value per diluted share are the most directly comparable GAAP measures. A reconciliation of stockholder’s equity to stockholder’s equity, excluding other accumulated OCI, and book value per diluted share to book value per diluted share, excluding other accumulated OCI, for the periods presented herein is set forth on page 1. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Management believes that these measures provide investors with additional insight into the underlying trends in our operations.

The Phoenix Companies, Inc. Financial Supplement December 2015 (unaudited) Table of Contents

Financial Highlights	1
Consolidated Statements of Operations	2
Consolidated Statements of Operations excluding Closed Block	4
Consolidated Balance Sheets	6
Closed Block Assets and Liabilities	7
Variable Universal Life Funds on Deposit	8
Universal Life Funds on Deposit	10
Life Sales	12
Total Annuity Funds on Deposit	14
Fixed Indexed Annuity Funds on Deposit	16
Deferred Policy Acquisition Costs	18
General Account Investment Portfolio Summary	19
General Account GAAP Net Investment Income Yields	20
Net Realized Gains (Losses)	21

The Phoenix Companies, Inc.
Financial Highlights
Fourth Quarter 2015 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	December 31,
	2015	2014	2013	2012	2011

Balance Sheet Information
General account invested assets	$16,334.5	$16,750.1	$16,083.1	$16,228.7	$15,294.7
Separate account assets	2,536.4	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	21,091.9	21,745.9	21,641.1	21,634.9	21,491.9
Indebtedness	378.9	378.9	378.8	378.8	426.9
Total stockholders' equity attributable to The Phoenix Companies, Inc.	161.2	326.6	589.5	504.7	688.6
Accumulated OCI	(266.2)	(234.4)	(185.0)	(243.8)	(226.4)
Total stockholders' equity, excluding other accumulated OCI	$427.4	$561.0	$774.5	$748.5	$915.4
Debt to total capitalization [1]	47.0%	40.3%	32.9%	33.6%	31.8%
Book value per share	$28.03	$56.82	$102.27	$87.47	$118.42
Per share impact of other accumulated OCI	$(46.29)	$(40.78)	$(32.10)	$(42.25)	$(39.00)
Book value per share, excluding other accumulated OCI	$74.32	$97.60	$134.37	$129.72	$157.42
Period-end common shares outstanding	5,751	5,748	5,764	5,770	5,815

Indebtedness:
Surplus notes	$126.2	$126.2	$126.1	$126.1	$174.2
Senior unsecured bonds - due 2032	252.7	252.7	252.7	252.7	252.7
Total indebtedness	$378.9	$378.9	$378.8	$378.8	$426.9

Statutory Financial Data [2]
Statutory capital, surplus and AVR
Phoenix Life [3]	$535.3	$752.2	$735.2	$922.5	$845.7
PHL Variable	$209.3	$213.7	$235.2	$321.0	$320.1
Statutory net income (loss)
Phoenix Life [4]	$(660.7)	$132.5	$(21.0)	$156.2	$95.0
PHL Variable	$(14.0)	$(41.1)	$(86.1)	$49.7	$61.4
———————

[1]	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI.

[2]	Amounts in statements filed with state regulatory authorities differ from audited financial statements.

[3]
As a result of discussions with its regulators related to the intercompany reinsurance treaty between Phoenix Life and PHL Variable executed in the second quarter of 2015, the Company’s operating subsidiaries were de-stacked, effective July 1, 2015. The impact of the de-stack on Phoenix Life’s capital and surplus was $262.2 million. Prior to the effective date, Phoenix Life’s capital and surplus included the capital and surplus of its subsidiaries.

[4]
Phoenix Life's 2015 statutory net loss includes $687.9 million of realized losses relating to the de-stacking of Phoenix Life’s life subsidiaries. There was an offsetting unrealized capital gain for the same amount, resulting in no impact to capital and surplus.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
Fourth Quarter 2015
(amount in millions, except per share data)

	December 31,
	2015	2014	2013	2012	2011
REVENUES:
Premiums	$349.1	$332.1	$351.6	$402.3	$449.4
Fee income	543.6	545.1	550.3	556.0	596.9
Net investment income	834.9	830.9	789.7	827.8	824.0
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(20.8)	(7.7)	(7.0)	(50.8)	(65.8)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(2.0)	(0.4)	(4.8)	22.9	38.5
Net OTTI losses recognized in earnings	(22.8)	(8.1)	(11.8)	(27.9)	(27.3)
Net realized gains (losses), excluding OTTI losses	(10.0)	(33.1)	27.8	11.1	(5.3)
Net realized gains (losses)	(32.8)	(41.2)	16.0	(16.8)	(32.6)
Gain on debt repurchase	—	—	—	11.9	0.2
Total revenues	1,694.8	1,666.9	1,707.6	1,781.2	1,837.9

BENEFITS AND EXPENSES:
Policy benefits	1,186.6	1,119.2	965.1	1,162.4	1,138.8
Policyholder dividends	211.5	244.8	235.9	292.1	259.4
Policy acquisition cost amortization	77.8	119.6	103.1	196.1	166.7
Interest expense on indebtedness	28.3	28.3	28.3	30.8	31.8
Other operating expenses	349.9	350.2	337.1	253.3	246.6
Total benefits and expenses	1,854.1	1,862.1	1,669.5	1,934.7	1,843.3
Income (loss) from continuing operations before income taxes	(159.3)	(195.2)	38.1	(153.5)	(5.4)
Income tax expense (benefit)	(34.3)	10.5	8.5	(4.7)	12.4
Income (loss) from continuing operations	(125.0)	(205.7)	29.6	(148.8)	(17.8)
Income (loss) from discontinued operations, net of income taxes	(2.0)	(3.5)	(2.9)	(15.6)	(21.6)
Net income (loss)	(127.0)	(209.2)	26.7	(164.4)	(39.4)
Less: Net income (loss) attributable to noncontrolling interests	6.7	4.0	0.7	0.6	(0.5)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(133.7)	$(213.2)	$26.0	$(165.0)	$(38.9)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(22.90)	$(36.48)	$5.04	$(25.90)	$(2.98)
Income (loss) from continuing operations – diluted	$(22.90)	$(36.48)	$5.01	$(25.90)	$(2.98)
Income (loss) from discontinued operations – basic	$(0.35)	$(0.61)	$(0.51)	$(2.70)	$(3.71)
Income (loss) from discontinued operations – diluted	$(0.35)	$(0.61)	$(0.50)	$(2.70)	$(3.71)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(23.25)	$(37.09)	$4.53	$(28.60)	$(6.69)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(23.25)	$(37.09)	$4.51	$(28.60)	$(6.69)
Basic weighted-average common shares outstanding (in thousands)	5,751	5,748	5,735	5,770	5,815
Diluted weighted-average common shares outstanding (in thousands)	5,751	5,748	5,764	5,770	5,815
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
Fourth Quarter 2015
(amount in millions, except per share data)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December
REVENUES:
Premiums	$79.6	$83.2	$78.1	$91.2	$78.4	$86.6	$86.1	$98.0
Fee income	134.8	134.2	135.2	140.9	133.8	135.2	135.1	139.5
Net investment income	211.5	191.5	204.9	223.0	209.3	202.3	227.5	195.8
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	—	(1.0)	(3.7)	(3.0)	(7.0)	(0.9)	(4.4)	(8.5)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.2)	—	(0.2)	—	(1.4)	(0.2)	0.4	(0.8)
Net OTTI losses recognized in earnings	(0.2)	(1.0)	(3.9)	(3.0)	(8.4)	(1.1)	(4.0)	(9.3)
Net realized gains (losses), excluding OTTI losses	(26.7)	5.2	0.1	(11.7)	(7.7)	(1.0)	(7.6)	6.3
Net realized gains (losses)	(26.9)	4.2	(3.8)	(14.7)	(16.1)	(2.1)	(11.6)	(3.0)
Total revenues	399.0	413.1	414.4	440.4	405.4	422.0	437.1	430.3

BENEFITS AND EXPENSES:
Policy benefits	230.3	301.3	263.6	324.0	292.0	287.3	296.4	310.9
Policyholder dividends	72.2	42.6	57.0	73.0	40.1	55.0	60.6	55.8
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1	24.6	30.1	6.0
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1	7.1	7.0	7.1
Other operating expenses	97.2	84.4	77.0	91.6	123.8	82.8	70.1	73.2
Total benefits and expenses	431.4	454.5	434.0	542.2	480.1	456.8	464.2	453.0
Income (loss) from continuing operations before income taxes	(32.4)	(41.4)	(19.6)	(101.8)	(74.7)	(34.8)	(27.1)	(22.7)
Income tax expense (benefit)	(4.8)	(19.6)	2.6	32.3	(2.2)	(13.0)	(17.0)	(2.1)
Income (loss) from continuing operations	(27.6)	(21.8)	(22.2)	(134.1)	(72.5)	(21.8)	(10.1)	(20.6)
Income (loss) from discontinued operations, net of income taxes	(0.6)	(0.6)	(0.3)	(2.0)	(0.5)	(0.6)	(0.1)	(0.8)
Net income (loss)	(28.2)	(22.4)	(22.5)	(136.1)	(73.0)	(22.4)	(10.2)	(21.4)
Less: Comprehensive income (loss) attributable to noncontrolling interests	(0.1)	—	(0.1)	4.2	1.0	0.2	5.5	—
Net income (loss) attributable to The Phoenix Companies, Inc.	$(28.1)	$(22.4)	$(22.4)	$(140.3)	$(74.0)	$(22.6)	$(15.7)	$(21.4)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)	$(3.83)	$(2.71)	$(3.58)
Income (loss) from continuing operations – diluted	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)	$(3.83)	$(2.71)	$(3.58)
Income (loss) from discontinued operations – basic	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)	$(0.10)	$(0.02)	$(0.14)
Income (loss) from discontinued operations – diluted	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)	$(0.10)	$(0.02)	$(0.14)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)	$(3.93)	$(2.73)	$(3.72)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)	$(3.93)	$(2.73)	$(3.72)
Basic weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751	5,751	5,751	5,751
Diluted weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751	5,751	5,751	5,751
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statements of Operations excluding Closed Block
Fourth Quarter 2015
($ in millions)

	December 31,
	2015	2014	2013	2012	2011
REVENUES:
Premiums	$39.9	$30.3	$33.8	$32.8	$35.7
Fee income	543.6	545.1	550.3	556.0	596.9
Net investment income	439.9	419.8	380.1	374.5	358.5
Net realized gains (losses)	(33.8)	(54.0)	(0.6)	(26.0)	(28.3)
Gain on debt repurchase	—	—	—	11.9	—
Total revenues	989.6	941.2	963.6	949.2	962.8
BENEFITS AND EXPENSES:
Policy benefits	739.3	680.8	500.6	668.6	573.9
Policyholder dividends	(0.7)	0.2	0.2	0.3	0.7
Policy acquisition cost amortization	77.8	119.6	103.1	196.1	166.7
Interest expense on indebtedness	28.3	28.3	28.3	30.8	31.8
Other operating expenses	346.2	347.5	331.8	250.3	242.9
Total benefits and expenses	1,190.9	1,176.4	964.0	1,146.1	1,016.0
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(201.3)	(235.2)	(0.4)	(196.9)	(53.2)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	42.0	40.0	38.5	43.4	47.8
Income (loss) from continuing operations before income taxes	$(159.3)	$(195.2)	$38.1	$(153.5)	$(5.4)
———————

[1]
Includes income attributable to noncontrolling interests of $3.2 million, $2.0 million, $0.4 million, $0.1 million and $0.0 for the years ended December 31, 2015, 2014. 2013. 2012 and 2011, respectively.

[2]
Includes income (loss) attributable to noncontrolling interests of $3.5 million, $2.0 million, $0.3 million, $0.5 million and $(0.5) million for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations excluding Closed Block
Fourth Quarter 2015
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December
REVENUES:
Premiums	$6.8	$7.4	$7.0	$9.1	$8.2	$7.8	$12.1	$11.8
Fee income	134.8	134.2	135.2	140.9	133.8	135.2	135.1	139.5
Net investment income	104.2	97.8	102.0	115.8	109.1	107.3	114.2	109.3
Net realized gains (losses)	(32.2)	(0.9)	(4.8)	(16.1)	(11.5)	(2.7)	(12.7)	(6.9)
Total revenues	213.6	238.5	239.4	249.7	239.6	247.6	248.7	253.7
BENEFITS AND EXPENSES:
Policy benefits	126.5	179.2	156.6	218.5	176.5	178.9	183.3	200.6
Policyholder dividends	0.1	0.1	—	—	—	0.1	(0.9)	0.1
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1	24.6	30.1	6.0
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1	7.1	7.0	7.1
Other operating expenses	96.8	83.8	75.5	91.4	123.7	81.4	68.7	72.4
Total benefits and expenses	255.1	289.3	268.5	363.5	324.4	292.1	288.2	286.2
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(41.5)	(50.8)	(29.1)	(113.8)	(84.8)	(44.5)	(39.5)	(32.5)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	9.1	9.4	9.5	12.0	10.1	9.7	12.4	9.8
Income (loss) from continuing operations before income taxes	$(32.4)	$(41.4)	$(19.6)	$(101.8)	$(74.7)	$(34.8)	$(27.1)	$(22.7)
———————

[1]
Includes income attributable to noncontrolling interests of $0.5 million, $0.1 million, $2.8 million and $(0.2) million for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively. Includes income attributable to noncontrolling interests of $0.0 million, $0.1 million, $(0.1) million and $2.0 million for the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

[2]
Includes income attributable to noncontrolling interests of $0.5 million, $0.1 million, $2.7 million and $0.2 million for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively. Includes income attributable to noncontrolling interests of $(0.1) million, $(0.1) million, $0.0 million and $2.2 million for the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Balance Sheets
Fourth Quarter 2015
($ in millions)

	December 31,
	2015	2014	2013	2012	2011
ASSETS:
Available-for-sale debt securities, at fair value	$12,190.7	$12,679.3	$11,731.5	$11,902.7	$11,475.6
Available-for-sale equity securities, at fair value	182.0	179.5	138.0	88.8	90.2
Short-term investments	164.8	149.7	361.6	699.6	268.2
Limited partnerships and other investments	518.7	542.8	561.3	577.6	565.9
Policy loans, at unpaid principal balances	2,382.5	2,352.1	2,350.3	2,354.7	2,379.3
Derivative instruments	103.5	161.3	228.8	157.4	163.3
Fair value investments	165.0	235.4	215.2	201.5	184.0
Total investments	15,707.2	16,300.1	15,586.7	15,982.3	15,126.5
Cash and cash equivalents	627.3	450.0	496.4	246.4	168.2
Accrued investment income	179.2	176.7	170.4	170.3	175.6
Reinsurance recoverable	590.7	559.1	598.1	591.3	568.5
Deferred policy acquisition costs	941.1	848.6	947.8	898.1	1,114.8
Deferred income taxes, net	105.5	34.2	70.0	39.5	115.3
Other assets	361.7	311.3	320.5	332.0	316.0
Discontinued operations assets	42.8	45.2	48.9	58.5	90.1
Separate account assets	2,536.4	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	$21,091.9	$21,745.9	$21,641.1	$21,634.9	$21,491.9
LIABILITIES:
Policy liabilities and accruals	12,342.7	12,417.6	12,416.6	12,695.1	12,670.8
Policyholder deposit funds	4,333.2	3,955.0	3,442.6	3,055.2	2,439.9
Dividend obligations	716.8	916.8	705.7	956.8	713.8
Indebtedness	378.9	378.9	378.8	378.8	426.9
Pension and post-employment liabilities	361.6	380.0	313.1	428.1	428.6
Other liabilities	210.7	289.8	337.3	239.9	224.5
Discontinued operations liabilities	37.8	40.5	43.4	53.1	79.1
Separate account liabilities	2,536.4	3,020.7	3,402.3	3,316.5	3,816.9
Total liabilities	20,918.1	21,399.3	21,039.8	21,123.5	20,800.5
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 5.8 million and 5.8 million shares outstanding	0.1	0.1	0.1	0.1	1.3
Additional paid-in capital	2,632.9	2,632.8	2,633.1	2,633.0	2,630.5
Accumulated other comprehensive income (loss)	(266.2)	(234.4)	(185.0)	(243.9)	(226.8)
Retained earnings (accumulated deficit)	(2,022.7)	(1,889.0)	(1,675.8)	(1,701.6)	(1,536.8)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)	(182.9)	(182.9)	(179.5)
Total The Phoenix Companies, Inc. stockholders' equity	161.2	326.6	589.5	504.7	688.7
Noncontrolling interests	12.6	20.0	11.8	6.7	2.7
Total stockholders' equity	173.8	346.6	601.3	511.4	691.4
Total liabilities and stockholders' equity	$21,091.9	$21,745.9	$21,641.1	$21,634.9	$21,491.9

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013
ASSETS:
Available-for-sale debt securities	$5,285.4	$5,877.0	$5,753.4
Available-for-sale equity securities	90.1	91.7	76.5
Short-term investments	25.0	—	106.9
Limited partnerships and other investments	352.7	343.4	345.0
Policy loans	1,121.0	1,159.1	1,201.6
Fair value investments	53.1	59.8	42.5
Total closed block investments	6,927.3	7,531.0	7,525.9
Cash and cash equivalents	290.8	89.6	78.2
Accrued investment income	75.5	80.7	81.7
Reinsurance recoverable	30.0	19.1	26.8
Deferred income taxes, net	278.7	290.3	285.4
Other closed block assets	53.7	67.4	58.2
Total closed block assets	7,656.0	8,078.1	8,056.2
Policy liabilities and accruals	7,816.5	8,058.2	8,258.4
Policyholder dividends payable	191.1	201.9	207.8
Policy dividend obligation	525.5	714.8	497.7
Other closed block liabilities	46.6	48.0	65.9
Total closed block liabilities	8,579.7	9,022.9	9,029.8
Excess of closed block liabilities over closed block assets [1]	923.7	944.8	973.6
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(8.1)	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets attributable to noncontrolling interests	$931.8	$956.6	$981.6
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012	2011

Balance, beginning of period	$1,062.6	$1,089.3	$1,014.3	$1,019.1	$1,151.6
Deposits	67.0	70.1	75.4	82.6	98.3
Surrenders	(74.8)	(79.1)	(102.8)	(123.4)	(135.4)
Net flows	(7.8)	(9.0)	(27.4)	(40.8)	(37.1)
Deaths	(7.9)	(6.9)	(5.7)	(5.2)	(5.6)
Performance and interest credited	(3.8)	59.9	182.5	120.2	(6.7)
Fees	(7.5)	(8.5)	(9.1)	(10.3)	(11.5)
Cost of insurance	(61.4)	(62.2)	(65.3)	(68.7)	(71.6)
Change in funds on deposit	(88.4)	(26.7)	75.0	(4.8)	(132.5)
Balance, end of period	$974.2	$1,062.6	$1,089.3	$1,014.3	$1,019.1

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December

Balance, beginning of period	$1,089.3	$1,080.1	$1,092.7	$1,056.4	$1,062.6	$1,067.5	$1,046.2	$954.4
Deposits	17.6	16.1	18.5	17.9	17.4	17.3	15.8	16.5
Surrenders	(19.4)	(20.7)	(18.6)	(20.4)	(19.4)	(18.9)	(17.8)	(18.7)
Net flows	(1.8)	(4.6)	(0.1)	(2.5)	(2.0)	(1.6)	(2.0)	(2.2)
Deaths	(2.2)	(1.2)	(1.8)	(1.7)	(1.3)	(2.1)	(3.1)	(1.4)
Performance and interest credited	13.0	36.0	(17.0)	27.9	25.8	(0.2)	(69.7)	40.3
Fees	(2.2)	(2.3)	(2.0)	(2.0)	(2.0)	(2.0)	(1.8)	(1.7)
Cost of insurance	(16.0)	(15.3)	(15.4)	(15.5)	(15.6)	(15.4)	(15.2)	(15.2)
Change in funds on deposit	(9.2)	12.6	(36.3)	6.2	4.9	(21.3)	(91.8)	19.8
Balance, end of period	$1,080.1	$1,092.7	$1,056.4	$1,062.6	$1,067.5	$1,046.2	$954.4	$974.2

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012	2011

Balance, beginning of period	$1,781.9	$1,818.2	$1,837.9	$1,852.8	$1,918.9
Deposits	372.7	338.7	361.5	384.0	384.5
Surrenders	(55.2)	(62.3)	(64.9)	(73.2)	(89.5)
Net flows	317.5	276.4	296.6	310.8	295.0
Deaths	(45.5)	(34.8)	(35.5)	(33.6)	(35.8)
Interest credited	71.1	71.0	75.2	75.1	79.2
Fees	(23.2)	(21.1)	(22.4)	(23.5)	(23.8)
Cost of insurance	(324.0)	(327.8)	(333.6)	(343.7)	(380.7)
Change in funds on deposit	(4.1)	(36.3)	(19.7)	(14.9)	(66.1)
Balance, end of period	$1,777.8	$1,781.9	$1,818.2	$1,837.9	$1,852.8

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December

Balance, beginning of period	$1,818.2	$1,809.0	$1,797.2	$1,787.1	$1,781.9	$1,769.0	$1,762.2	$1,769.5
Deposits	87.5	77.3	79.6	94.3	89.8	80.9	98.3	103.7
Surrenders	(18.1)	(13.2)	(11.3)	(19.7)	(18.8)	(10.7)	(12.8)	(12.9)
Net flows	69.4	64.1	68.3	74.6	71.0	70.2	85.5	90.8
Deaths	(7.9)	(7.8)	(10.2)	(8.9)	(15.3)	(8.7)	(9.1)	(12.4)
Interest credited	16.5	18.2	17.9	18.4	17.9	17.9	17.6	17.7
Fees	(5.4)	(4.8)	(5.2)	(5.7)	(5.5)	(5.2)	(6.3)	(6.2)
Cost of insurance	(81.8)	(81.5)	(80.9)	(83.6)	(81.0)	(81.0)	(80.4)	(81.6)
Change in funds on deposit	(9.2)	(11.8)	(10.1)	(5.2)	(12.9)	(6.8)	7.3	8.3
Balance, end of period	$1,809.0	$1,797.2	$1,787.1	$1,781.9	$1,769.0	$1,762.2	$1,769.5	$1,777.8

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012	2011
Life Insurance Sales

Wholesaler Channel
Variable universal life	$—	$—	$—	$0.1	$0.1
Universal life/interest sensitive	4.0	1.6	2.0	2.2	2.1
Whole life	2.6	1.6	0.4	0.6	—
Term life	11.9	1.6	—	—	—
Life insurance annualized premium [1]	18.5	4.8	2.4	2.9	2.2

Universal life/interest sensitive	0.9	0.1	0.1	0.2	0.7
Whole life	—	—	2.1	5.2	1.6
Life insurance single premium	0.9	0.1	2.2	5.4	2.3

Variable universal life	—	—	—	0.1	0.1
Universal life/interest sensitive	4.9	1.7	2.1	2.4	2.8
Whole life	2.6	1.6	2.5	5.8	1.6
Term life	11.9	1.6	—	—	—
Total wholesaler life insurance premium [2]	$19.4	$4.9	$4.6	$8.3	$4.5
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December
Life Insurance Sales

Wholesaler Channel
Universal life/interest sensitive	$0.2	$0.3	$0.4	$0.7	$1.6	$1.1	$0.5	$0.8
Whole life	0.3	0.4	0.3	0.6	0.6	0.7	0.8	0.5
Term life	—	—	0.4	1.2	1.8	3.0	3.5	3.6
Life insurance annualized premium [1]	0.5	0.7	1.1	2.5	4.0	4.8	4.8	4.9

Universal life/interest sensitive	—	0.1	—	—	0.1	—	0.2	0.6
Life insurance single premium	—	0.1	—	—	0.1	—	0.2	0.6

Universal life/interest sensitive	0.2	0.4	0.4	0.7	1.7	1.1	0.7	1.4
Whole life	0.3	0.4	0.3	0.6	0.6	0.7	0.8	0.5
Term life	—	—	0.4	1.2	1.8	3.0	3.5	3.6
Total life insurance premium [2]	$0.5	$0.8	$1.1	$2.5	$4.1	$4.8	$5.0	$5.5
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total wholesaler premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012	2011

Balance, beginning of period	$5,674.5	$5,502.4	$5,042.1	$4,495.4	$4,083.3
Deposits	703.9	770.9	682.9	824.2	951.5
Surrenders	(624.6)	(658.4)	(597.8)	(529.9)	(485.1)
Net flows	79.3	112.5	85.1	294.3	466.4
Deaths	(83.9)	(81.8)	(79.7)	(73.3)	(62.7)
Performance and interest credited	30.9	196.2	514.9	370.3	15.1
Bonus	13.1	17.3	10.5	16.1	48.4
Fees	(74.6)	(72.1)	(70.5)	(60.7)	(55.1)
Change in funds on deposit	(35.2)	172.1	460.3	546.7	412.1
Balance, end of period	$5,639.3	$5,674.5	$5,502.4	$5,042.1	$4,495.4

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December

Balance, beginning of period	$5,502.4	$5,525.2	$5,623.0	$5,631.5	$5,674.5	$5,731.7	$5,772.7	$5,636.9
Deposits	170.4	201.0	221.7	177.8	189.4	221.4	185.2	107.9
Surrenders	(172.7)	(170.4)	(157.1)	(158.2)	(159.4)	(160.2)	(155.9)	(149.1)
Net flows	(2.3)	30.6	64.6	19.6	30.0	61.2	29.3	(41.2)
Deaths	(18.7)	(18.2)	(21.4)	(23.5)	(24.5)	(18.9)	(20.5)	(20.0)
Performance and interest credited	60.0	97.7	(22.1)	60.6	65.0	12.9	(127.4)	80.4
Bonus	2.1	5.4	5.2	4.6	5.2	4.2	2.2	1.5
Fees	(18.3)	(17.7)	(17.8)	(18.3)	(18.5)	(18.4)	(19.4)	(18.3)
Change in funds on deposit	22.8	97.8	8.5	43.0	57.2	41.0	(135.8)	2.4
Balance, end of period	$5,525.2	$5,623.0	$5,631.5	$5,674.5	$5,731.7	$5,772.7	$5,636.9	$5,639.3

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012	2011

Balance, beginning of period	$2,813.2	$2,259.9	$1,800.5	$1,139.4	$226.0
Deposits	670.5	713.7	602.2	741.2	890.8
Surrenders	(218.1)	(160.7)	(135.2)	(75.5)	(24.6)
Net flows	452.4	553.0	467.0	665.7	866.2
Deaths	(45.3)	(41.9)	(30.9)	(24.3)	(5.7)
Interest credited	42.3	58.9	41.8	19.3	6.3
Bonus	8.9	13.6	6.0	13.2	48.4
Fees	(40.0)	(30.3)	(24.5)	(12.8)	(1.8)
Change in funds on deposit	418.3	553.3	459.4	661.1	913.4
Balance, end of period	$3,231.5	$2,813.2	$2,259.9	$1,800.5	$1,139.4

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
Fourth Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September	December

Balance, beginning of period	$2,259.9	$2,376.3	$2,518.4	$2,694.7	$2,813.2	$2,937.8	$3,086.4	$3,199.1
Deposits	154.6	186.9	208.3	163.9	176.7	208.3	181.7	103.8
Surrenders	(37.2)	(43.4)	(37.5)	(42.6)	(50.1)	(55.6)	(55.5)	(56.9)
Net flows	117.4	143.5	170.8	121.3	126.6	152.7	126.2	46.9
Deaths	(8.9)	(9.4)	(10.9)	(12.7)	(11.3)	(10.7)	(11.6)	(11.7)
Interest credited	13.8	11.0	19.8	14.3	14.3	13.2	8.1	6.7
Bonus	1.1	4.4	4.3	3.8	4.2	3.0	1.2	0.5
Fees	(7.0)	(7.4)	(7.7)	(8.2)	(9.2)	(9.6)	(11.2)	(10.0)
Change in funds on deposit	116.4	142.1	176.3	118.5	124.6	148.6	112.7	32.4
Balance, end of period	$2,376.3	$2,518.4	$2,694.7	$2,813.2	$2,937.8	$3,086.4	$3,199.1	$3,231.5

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012
Composition of Deferred Policy Acquisition Costs by Product:
Variable universal life	$117.9	$120.3	$129.3	$140.8
Universal life	140.4	129.0	214.9	199.7
Variable annuities	61.2	62.4	84.1	92.2
Fixed annuities	286.6	220.9	194.3	133.7
Traditional life	335.0	316.0	325.2	331.7
Total deferred policy acquisition costs	$941.1	$848.6	$947.8	$898.1

Changes in Deferred Policy Acquisition Costs:
Balance, beginning of period	$848.6	$947.8	$898.1	$1,114.8
Policy acquisition costs deferred	87.4	72.9	58.4	58.1
Costs amortized to expenses:
Recurring costs	(86.6)	(129.5)	(117.9)	(141.3)
Assumption unlocking	9.7	(4.4)	25.4	(55.6)
Realized investment gains (losses)	(0.9)	14.3	(10.6)	0.8
Offsets to net unrealized investment gains or losses included in AOCI	82.9	(52.5)	94.4	(78.7)
Balance, end of period	$941.1	$848.6	$947.8	$898.1

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary
Fourth Quarter 2015 (unaudited)
($ in millions)

Available-for-Sale Debt Securities Ratings
	December 31, 2015
	Fair Value	Amortized Cost
AAA/AA/A	$7,000.2	$6,726.4
BBB	4,392.3	4,406.8
Total investment grade	11,392.5	11,133.2
BB	561.3	603.5
B	165.9	180.1
CCC and lower	63.2	70.2
In or near default	7.8	6.6
Total available-for-sale debt securities	$12,190.7	$11,993.6

% Investment Grade	93.5%	92.8%

Unrealized Gains (Losses) on Debt and Equity Securities
Year ended December 31, 2015

	Total	Outside Closed Block	Closed Block
Sources of Changes in Net Unrealized Gains (Losses):
Debt securities	$(504.2)	$(261.8)	$(242.4)
Equity securities	3.9	2.2	1.7
Other investments	(2.3)	(1.0)	(1.3)
Net unrealized investment gains (losses)	$(502.6)	$(260.6)	$(242.0)

Net unrealized investment gains (losses)	(502.6)	(260.6)	(242.0)
Applicable to closed block policyholder dividend obligation	(241.4)	—	(241.4)
Applicable to deferred policy acquisition cost	(82.9)	(82.9)	—
Applicable to other actuarial offsets	(70.6)	(70.1)	(0.5)
Applicable to deferred income tax expense (benefit)	(71.3)	(71.3)	—
Offsets to net unrealized investment gains (losses)	(466.2)	(224.3)	(241.9)
Net unrealized gains (losses) included in OCI	$(36.4)	$(36.3)	$(0.1)

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31, 2015
	2015	2014	2013	2012
Sources of Net Investment Income:
Debt securities [1]	$595.1	$581.6	$565.0	$604.8
Equity securities	6.9	9.2	7.2	4.3
Limited partnerships and other investments	58.1	65.3	58.3	63.7
Policy loans	170.7	167.4	160.0	161.5
Fair value investments	30.3	25.4	14.1	9.4
Total investment income	861.1	848.9	804.6	843.7
Less: Discontinued operations	1.4	1.1	1.3	2.1
Less: Investment expenses	24.8	16.9	13.6	13.8
Net investment income	$834.9	$830.9	$789.7	$827.8
Amounts applicable to closed block	$395.0	$411.1	$409.6	$453.3

Annualized Yields:
Debt securities	4.9%	4.9%	4.8%	5.3%
Equity securities	4.5%	6.7%	7.5%	5.6%
Limited partnerships and other investments	10.9%	11.8%	11.2%	11.1%
Policy loans	7.2%	7.1%	6.8%	6.8%
Fair value investments	35.4%	20.1%	10.9%	7.3%
Total investment yield	5.6%	5.6%	5.4%	5.8%
Investment expenses and discontinued operations	0.2%	0.1%	0.1%	0.1%
Total net investment income yields	5.4%	5.5%	5.3%	5.7%
———————

[1]	Includes net investment income on short-term investments.

The Phoenix Companies, Inc.
Net Realized Gains (Losses)
Fourth Quarter 2015 (unaudited)
($ in millions)

	December 31,
	2015	2014	2013	2012
Sources and Types of Net Realized Gains (Losses):
Total other-than-temporary debt impairments	$(12.0)	$(5.6)	$(7.0)	$(45.7)
Portion of losses recognized in OCI	(2.0)	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(14.0)	$(6.0)	$(11.8)	$(22.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—	$—
State and political subdivision	—	—	—	(0.6)
Foreign government	—	—	—	—
Corporate	(13.8)	(6.0)	(3.8)	(3.0)
CMBS	—	—	(2.7)	(4.1)
RMBS	(0.2)	—	(4.3)	(10.3)
CDO/CLO	—	—	(1.0)	(3.8)
Other ABS	—	—	—	(1.0)
Net debt security impairments	(14.0)	(6.0)	(11.8)	(22.8)
Equity security impairments	(8.8)	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	—	(0.3)
Impairment losses	(22.8)	(8.1)	(11.8)	(27.9)
Debt security transaction gains	42.5	41.8	45.3	46.4
Debt security transaction losses	(5.0)	(17.7)	(2.2)	(11.1)
Equity security transaction gains	1.7	10.4	4.2	14.4
Equity security transaction losses	—	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	—	0.8	7.7
Limited partnerships and other investment transaction losses	(7.1)	(0.7)	(4.6)	(2.5)
Net transaction gains (losses)	32.1	32.8	39.7	54.5
Derivative instruments	(31.1)	(20.8)	(27.7)	(50.4)
Embedded derivatives [1]	(3.1)	(45.9)	12.2	4.9
Assets valued at fair value	(7.9)	0.8	3.6	2.1
Net realized gains (losses), excluding impairment losses	(10.0)	(33.1)	27.8	11.1
Net realized gains (losses), including impairment losses	$(32.8)	$(41.2)	$16.0	$(16.8)
———————

[1]	Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders.